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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 18, 2002


                           OPLINK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            000-31581                              77-0411346
      (Commission File No.)               (IRS Employer Identification No.)


                             3469 NORTH FIRST STREET
                               SAN JOSE, CA 95134
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 433-0606


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Item 5.  Other Events.

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Oplink Communications, Inc., a Delaware corporation ("Oplink"), and Avanex Corporation, a Delaware corporation ("Avanex"), as scheduled, or at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this report. Factors that could cause actual results to differ include the possibility that the merger may not close, the failure of the combined company to retain key employees, the failure of the combined company to manage the cost of integrating the two companies and to effectively integrate the two companies, higher than anticipated expenses the combined company may incur in future quarters or the inability to identify expenses that could be eliminated and the impact of the combined company's restructuring on its ability to achieve increased efficiencies in its operations. For more information about Oplink and risks arising when investing in Oplink, investors are directed to Oplink's most recent report on Form 10-K as filed on September 28, 2001 with the Securities and Exchange Commission and Oplink's subsequent Form 10-Q filings.

         On March 18, 2002, Oplink, Avanex and Pearl Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Avanex, entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"). The Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions contained therein, including the approval of the merger referred to therein by the stockholders of Oplink and Avanex, compliance with applicable regulatory requirements, including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions, Avanex would acquire Oplink in a stock-for-stock transaction. Upon completion of the merger, each outstanding share of Oplink common stock will automatically be converted into 0.405344 of a share of common stock of Avanex.

         In connection with the execution of the Reorganization Agreement, Oplink and Avanex entered into an Oplink Stock Option Agreement, dated as of March 18, 2002, pursuant to which Oplink granted Avanex an option to purchase up to approximately 32,769,053 shares of Oplink common stock at a price per share equal to $1.755 upon the occurrence of certain events identified in the Oplink Stock Option Agreement. Additionally, Oplink and Avanex entered into an Avanex Stock Option Agreement, dated as of March 18, 2002, pursuant to which Avanex granted Oplink an option to purchase up to approximately 13,886,525 shares of Avanex common stock at a price per share equal to $4.33 upon the occurrence of certain events identified in the Avanex Stock Option Agreement.

         Copies of the Reorganization Agreement, the Oplink Stock Option Agreement and the Avanex Stock Option Agreement are attached to this report as
Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3 respectively. The description contained in this Item 5 of the transactions contemplated by the Reorganization Agreement, the Oplink Stock Option Agreement and the Avanex Stock Option Agreement is qualified in its entirety by reference to the full text of such

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agreements, each of which is incorporated herein by reference. The joint press release, dated March 19, 2002, entitled "Avanex and Oplink to Merge" is attached hereto as Exhibit 99.1.

         On March 18, 2002, the board of directors of Oplink approved the adoption of a Share Purchase Rights Plan (the "Plan"). Terms of the Plan provide for a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.001 per share (the "Common Shares"), of Oplink. The dividend is payable on April 3, 2002 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from Oplink one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share (the "Preferred Shares"), at a price of $16.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. Each one one-hundredth of a share of Preferred Shares has designations and powers, preferences and rights, and the qualifications, limitations and restrictions which make its value approximately equal to the value of a Common Share. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), dated as of March 18, 2002 entered into between Oplink and The Bank of New York, as rights agent (the "Rights Agent").

         Initially, the Rights will be evidenced by the stock certificates representing the Common Shares then outstanding, and no separate Right Certificates, as defined below, will be distributed. Until the earlier to occur of (i) the date of a public announcement that a person, entity or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of the outstanding Common Shares (an "Acquiring Person") or (ii) 10 business days (or such later date as may be determined by action of the board of directors prior to such time as any person or entity becomes an Acquiring Person) following the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or entity becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with or without a copy of the Summary of Rights, which is included in the Rights Agreement as Exhibit C thereof (the "Summary of Rights").

         Until the Distribution Date, the Rights will be transferable with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on March 18, 2012 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by Oplink, in each case, as described below.

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         The Purchase Price payable, and the number of Preferred Shares or other securities or other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). The exercise of Rights for Preferred Shares is at all times subject to the availability of a sufficient number of authorized but unissued Preferred Shares.

         The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidation or combinations of the Common Shares occurring, in any case, prior to the Distribution Date.

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares would be entitled to a minimum preferential liquidation payment of $100 per share, but would be entitled to receive an aggregate payment equal to 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount of consideration received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares' dividend and liquidation rights, the value of one one-hundredth of a Preferred Share should approximate the value of one Common Share. The Preferred Shares would rank junior to any other series of Oplink's preferred stock.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its associates and affiliates (which will thereafter be void), will for a 60-day period have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right (or, if such number of shares is not and cannot be authorized, Oplink may issue Preferred Shares, cash, debt, stock or a combination thereof in exchange for the Rights). This right will terminate 60 days after the date on which the Rights become nonredeemable (as described below), unless there is an injunction or similar obstacle to exercise of the Rights, in which event this right will terminate 60 days after the date on which the Rights again become exercisable.

         Generally, under the Plan, an "Acquiring Person" shall not be deemed to include (i) Oplink, (ii) a subsidiary of Oplink, (iii) any employee benefit or compensation plan of Oplink, or (iv) any entity holding Common Shares for or pursuant to the terms of any such employee

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benefit or compensation plan. Avanex and its affiliates and associates will not be deemed to be Acquiring Persons as a result of the execution or consummation of the Reorganization Agreement and the transactions contemplated thereby. Further, no person or entity shall become an Acquiring Person as the result of the acquisition of Common Shares by Oplink which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person or entity to 15% or more of the Common Shares then outstanding.

         In the event that Oplink is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its associates or affiliates or certain other persons in which such persons have an interest, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

         At any time after an Acquiring Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the board of directors of Oplink may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share, per Right (or, at the election of Oplink, Oplink may issue cash, debt, stock or a combination thereof in exchange for the Rights), subject to adjustment.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-hundredths of a Preferred Share issuable upon the exercise of one Right, which may, at the election of Oplink, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the earliest of (i) such time as any person becomes an Acquiring Person or (ii) the Final Expiration Date, the board of directors of Oplink may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). Following the expiration of the above periods, the Rights become nonredeemable. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the board of directors of Oplink without the consent of the holders of the Rights, except that from and after such time as the rights are distributed no such amendment may adversely affect the interest of the holders of the Rights excluding the interests of an Acquiring Person.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Oplink, including, without limitation, the right to vote or to receive dividends.

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         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire Oplink on terms not approved by Oplink's board of directors. The Rights should not interfere with any merger or other business combination approved by the board of directors since the Rights may be amended to permit such acquisition or redeemed by Oplink at $.01 per Right prior to the earliest of (i) the time that a person or group has acquired beneficial ownership of 15% or more of the Common Shares or (ii) the final expiration date of the rights.

         A copy of the Rights Agreement is attached to this report as Exhibit
4.2 and a copy of the Form of Rights Certificate is attached to this report as
Exhibit 4.3. The description contained in this Item 5 of the transactions contemplated by the Rights Agreement and the Rights Certificates is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. The press release dated as of March 19, 2002, entitled "Oplink Communications, Inc. Adopts Stockholder Rights Plan," is attached hereto as Exhibit 99.2.

Item 7.  Exhibits.

        2.1 Agreement and Plan of Reorganization dated as of March 18, 2002 by and among Avanex Corporation, Pearl Acquisition Corp. and Oplink Communications, Inc.

        2.2 Oplink Stock Option Agreement dated as of March 18, 2002 between Oplink Communications, Inc. and Avanex Corporation.

        2.3 Avanex Stock Option Agreement dated as of March 18, 2002 between Avanex Corporation and Oplink Communications, Inc.

        4.1 Registrant's Certificate of Designation of Series A Junior Participating Preferred Stock.

        4.2 Rights Agreement dated as of March 18, 2002 among Oplink Communications, Inc. and The Bank of New York.

        4.3   Form of Rights Certificate.

        99.1 Press Release dated as of March 19, 2002 entitled "Avanex and Oplink to Merge" (incorporated by reference to the Form 425 filed by Oplink Communications, Inc. on March 19, 2002).

        99.2 Press Release dated as of March 19, 2002 entitled "Oplink Communications, Inc. Adopts Stockholder Rights Plan."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       OPLINK COMMUNICATIONS, INC.


Dated: March 22, 2002                  By: /s/ Frederick Fromm
                                           -------------------
                                           Frederick Fromm
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS

2.1 Agreement and Plan of Reorganization dated as of March 18, 2002 by and among Avanex Corporation, Pearl Acquisition Corp. and Oplink Communications, Inc.

2.2 Oplink Stock Option Agreement dated as of March 18, 2002 between Oplink Communications, Inc. and Avanex Corporation.

2.3 Avanex Stock Option Agreement dated as of March 18, 2002 between Avanex Corporation and Oplink Communications, Inc.

4.1 Registrant's Certificate of Designation of Series A Junior Participating Preferred Stock.


4.2      Rights Agreement dated as of March 18, 2002 among Oplink
         Communications, Inc. and The Bank of New York.

4.3      Form of Rights Certificate.

99.1 Press Release dated as of March 19, 2002 entitled "Avanex and Oplink to Merge" (incorporated by reference to the Form 425 filed by Oplink Communications, Inc. on March 19, 2002).

99.2 Press Release dated as of March 19, 2002 entitled "Oplink Communications, Inc. Adopts Stockholder Rights Plan."

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